UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

CELGENE CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Mark J. Alles Chairman and Chief Executive Officer Celgene Corporation 86 Morris Avenue Summit, New Jersey 07901 **** IMPORTANT REMINDER **** Dear Fellow Stockholder: By now, you should have received your proxy material for the 2018 Annual Meeting of Stockholders of Celgene Corporation which is scheduled to be held on June 13, 2018. You are receiving this reminder letter because your votes were not yet processed at the time that this letter was mailed. If you have already voted, we would like to thank you for your vote. Your vote is extremely important. PLEASE CAST YOUR VOTE TODAY. The fastest and easiest way to vote is by telephone or over the Internet. Instructions on how to vote your shares over the telephone or Internet are enclosed with this letter. Alternatively, you may sign and return the enclosed voting form in the envelope provided. WE URGE YOU TO EXERCISE YOUR RIGHT TO VOTE TODAY Your Board of Directors recommends that you vote your shares FOR the election of the nominees for directors, FOR all other management proposals and AGAINST both stockholder proposals, described in more detail in the proxy statement. If you sign and return the enclosed proxy card without indicating a different choice, your shares will be voted as recommended by your Board of Directors. Important information regarding all 5 proposals is contained in the Proxy Statement dated April 30, 2018 which was previously mailed to you and which we urge you to read. ****PLEASE VOTE TODAY**** If you have questions or need help voting your shares, please call our proxy solicitation firm, Morrow Sodali LLC, at 1-877-787-9239. Thank you for your investment in Celgene and for taking the time to vote your shares. Sincerely, Mark J. Alles

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 13, 2018. See the reverse side of this notice to obtain proxy materials and voting instructions. E48571-P01425 Meeting Information Meeting type: Annual Meeting For holders as of: April 19, 2018 Date: June 13, 2018 Time: 1:00 P.M. EDT Location: Celgene Corporation 86 Morris Avenue Summit, NJ 07901 You are receiving this communication because you hold shares in Celgene Corporation. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. CELGENE CORPORATION

How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Annual Report to Stockholders, including Annual Report on Form 10-K, Notice of Annual Meeting of Stockholders and Proxy Statement. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions. Vote By Internet: To vote now by Internet, go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 30, 2018 to facilitate timely delivery. XXXX XXXX XXXX XXXX

Voting Items ! ! ! To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For All Withhold All For All Except 1. Election of Directors Nominees: The Board of Directors recommends that you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2 and 3: 2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. 3. Approval, by non-binding vote, of executive compensation of the Company’s named executive officers. The Board of Directors recommends you vote AGAINST proposals 4 and 5: 4. Advisory vote on stockholder proposal to request the Company's Board of Directors to amend the Company’s proxy access by-law provision to eliminate the limit on the number of stockholders that can aggregate their shares to achieve the holding requirement for nomination of directors, described in more detail in the proxy statement. 5. Advisory vote on stockholder proposal to request the Company’s Board of Directors to adopt a policy and amend the Company’s governing documents to require that the Chairman of the Board be an independent member, described in more detail in the proxy statement. NOTE: The shares represented by a proxy, when properly executed, will be voted in the manner directed therein and, in the discretion of the proxies, upon such other business as may properly come before the meeting. If no direction is made, this proxy will be voted FOR the nominees for the Board of Directors listed in proposal 1, FOR proposals 2 and 3, and AGAINST proposals 4 and 5. 01) Mark J. Alles 02) Richard W. Barker, D. Phil., OBE 03) Hans E. Bishop 04) Michael W. Bonney 05) Michael D. Casey 06) Carrie S. Cox 07) Michael A. Friedman, M.D. 08) Julia A. Haller, M.D. 09) Patricia A. Hemingway Hall 10) James J. Loughlin 11) Ernest Mario, Ph.D. 12) John H. Weiland ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain For Against Abstain E48573-P01425

Signature 1 - (Please sign on line) Signature 2 - (Joint Owners) Date - (Please print date) Non-Voting Items Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Authorized Signatures - This section must be completed for your instructions to be executed. CELGENE CORPORATION Annual Meeting of Stockholders June 13, 2018 This Proxy is Solicited on Behalf of the Board of Directors The stockholder(s) hereby appoint(s) Mark J. Alles and Peter N. Kellogg, and each of them, as proxies, each with the power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Celgene Corporation (the “Company”) that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 P.M., Eastern Time, on June 13, 2018, at the offices of the Company, 86 Morris Avenue, Summit, NJ 07901, and at any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE, FOR PROPOSALS 2 AND 3, AND AGAINST PROPOSALS 4 AND 5. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Please indicate if you plan to attend this meeting. ! ! Yes No E48574-P01425